Contingencies and Regulatory Matters	12 Months Ended
Dec. 31, 2023
Contingencies and Regulatory Matters:
Contingencies and Regulatory Matters	Contingencies and Regulatory Matters:
We do not anticipate that the liabilities, if any, for any current proceedings against us will have a material effect on our financial condition or results of operations. However, at this time, the ultimate outcome of any pending or potential litigation cannot be determined.
Environmental Matters
As is typical for electric utilities, we are subject to various federal, state and local environmental laws which represent significant future risks and uncertainties. Air emissions, water discharges and water usage are extensively controlled, closely monitored and periodically reported. Handling and disposal requirements govern the manner of transportation, storage and disposal of various types of waste. We may also become subject to climate change regulations that impose restrictions on emissions of greenhouse gases, including carbon dioxide.
Such requirements may substantially increase the cost of electric service, by requiring modifications in the design or operation of existing facilities or the purchase of emission allowances. Failure to comply with these requirements could result in civil and criminal penalties and could include the complete shutdown of individual generating units not in compliance. Certain of our debt instruments require us to comply in all material respects with laws, rules, regulations and orders imposed by applicable governmental authorities, which include current and future environmental laws or regulations. Should we fail to be in compliance with these requirements, it would constitute a default under those debt instruments. We believe that we are in compliance with those environmental regulations currently applicable to our business and operations. Although it is our intent to comply with current and future regulations, we cannot provide assurance that we will always be in compliance.
At this time, the ultimate impact of any proposed or potential new and more stringent environmental regulations described above is uncertain and could have an effect on our financial condition, results of operations and cash flows as a result of future additional capital expenditures and increased operations and maintenance costs.
Additionally, litigation over environmental issues and claims of various types, including property damage, personal injury, common law nuisance, and citizen enforcement of environmental requirements such as air quality and water standards, has increased generally throughout the United States. In particular, personal injury and other claims for damages caused by alleged exposure to hazardous materials, and common law nuisance claims for injunctive relief, personal injury and property damage allegedly caused by coal combustion residue, greenhouse gas and other emissions have become more frequent.
In July 2020, a group of individual plaintiffs filed a complaint, which was amended in December 2022, in the Superior Court of Fulton County, Georgia against Georgia Power alleging that the construction and operation of Plant Scherer, of which we are a co-owner, has impacted groundwater, surface water, and air, resulting in alleged personal injuries and property damage. The plaintiffs seek an unspecified amount of monetary damages including punitive damages, a medical monitoring fund, and injunctive relief. In December 2022, the Superior Court of Fulton County granted Georgia Power’s motion to transfer the case to the Superior Court of Monroe County. On May 9, 2023, the Superior Court of Monroe County denied Georgia Power’s motion to dismiss the case for lack of subject matter jurisdiction. On July 27, 2023, the Superior Court of Monroe County denied the remaining motions to dismiss certain claims and plaintiffs that Georgia Power filed at the outset of the case. As of the date of this annual report, this case has approximately 48 plaintiffs.
Eight additional complaints, three on October 8, 2021, four on February 7, 2022, and one on January 9, 2023, were filed in the Superior Court of Monroe County, Georgia against Georgia Power alleging that releases from Plant Scherer have impacted groundwater and air, resulting in alleged personal injuries and property damage. The plaintiffs sought an unspecified amount of monetary damages including punitive damages. After Georgia Power removed each of these cases to the U.S. District Court for the Middle District of Georgia, the plaintiffs voluntarily dismissed their complaints without prejudice in November 2022 and February 2023. On May 12, 2023, the plaintiffs refiled their eight complaints in the Superior Court of Monroe County. Also on May 12, 2023, a new complaint was filed in the Superior Court of Monroe County, Georgia against Georgia Power alleging that the construction and operation of Plant Scherer have impacted groundwater and air, resulting in alleged personal injuries. The plaintiff seeks an unspecified amount of monetary damages, including punitive damages. On May 18, 2023, Georgia Power removed all of these cases to the U.S. District Court for the Middle District of Georgia. The plaintiffs are requesting the court remand the cases back to the Superior Court of Monroe County.
The amount of any possible losses from these matters cannot be estimated at this time.
In May 2022, Florida Power & Light Company and JEA filed a complaint in the U.S. District Court for the Northern District of Georgia against us and the other co-owners of Plant Scherer alleging that their contractual responsibility for a proportionate share of certain common facility costs relating to future environmental projects at Plant Scherer should be decreased following the retirement of Scherer Unit No. 4 at the end of 2021. We and the other co-owners of Plant Scherer filed motions to dismiss Florida Power & Light and JEA's complaint and, on February 9, 2023, the court granted our motions to dismiss with leave to amend. On March 13, 2023, Florida Power & Light and JEA filed an amended complaint and on April 17, 2023, we and the other co-owners filed motions to dismiss this amended complaint. While we do not believe that the co-ownership agreements support the arguments raised by Florida Power & Light Company and JEA, if their arguments were to be successful in this case, we could be responsible for an increased percentage of these costs relating to our interests in Scherer Unit Nos. 1 and 2. The amount of additional costs relating to these future projects, if any, cannot be determined at this time.